Summary Of Significant Accounting Policies And General (Policies)	12 Months Ended
Dec. 31, 2013
Summary Of Significant Accounting Policies And General [Abstract]
Company Environment And Risk Factors

Company Environment and Risk Factors.  The Partnership, in the course of its business activities, is exposed to a number of risks including: fluctuating market conditions of coal, truck and rail transportation, fuel costs, changing government regulations, unexpected maintenance and equipment failure, employee benefits cost control, changes in estimates of proven and probable coal reserves, as well as the ability of the Partnership to maintain adequate financing, necessary mining permits and control of sufficient recoverable coal properties. In addition, adverse weather and geological conditions may increase mining costs, sometimes substantially.

Concentrations Of Credit Risk

Concentrations of Credit Risk.  See Note 17 for discussion of major customers. The Partnership does not require collateral or other security on accounts receivable. The credit risk is controlled through credit approvals and monitoring procedures.

Cash And Cash Equivalents	Cash and Cash Equivalents. The Partnership considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.
Inventories	Inventories. Inventories are stated at the lower of cost, based on a three month rolling average, or market. Inventories primarily consist of coal contained in stockpiles.
Advance Royalties

Advance Royalties.  The Partnership is required, under certain royalty lease agreements, to make minimum royalty payments whether or not mining activity is being performed on the leased property. These minimum payments may be recoupable once mining begins on the leased property. The Partnership capitalizes the recoupable minimum royalty payments and amortizes the deferred costs once mining activities begin on the units-of-production method or expenses the deferred costs when the Partnership has ceased mining or has made a decision not to mine on such property.

Note Receivable

Note Receivable.  At various times during 2012, the Partnership loaned to Rhino Eastern LLC (“Rhino Eastern”), a joint venture with an affiliate of Patriot Coal Corporation (“Patriot”), approximately $11.9 million that was recorded as notes receivable, which bear interest at a fixed rate of 10%. The notes were fully repaid as of December 31, 2012. The Partnership did not provide any loans to Rhino Eastern during 2013.

During 2013, the Partnership provided a loan based upon its ownership share to Muskie Proppant LLC (“Muskie”) in the amount of $0.2 million that remained outstanding as of December 31, 2013. Muskie is a joint venture established in 2012 with affiliates of Wexford Capital, which was formed to provide sand for fracking operations to drillers in the Utica Shale region and other oil and natural gas basins in the United States. The note bears interest at a rate equal to the lesser of (a) the prime interest rate plus 2.5% per annum, or (b) the maximum rate of interest permitted by applicable law.

Property, Plant And Equipment

Property, Plant and Equipment.  Property, plant, and equipment, including coal properties, oil and natural gas properties, mine development costs and construction costs, are recorded at cost, which includes construction overhead and interest, where applicable. Expenditures for major renewals and betterments are capitalized, while expenditures for maintenance and repairs are expensed as incurred. Mining and other equipment and related facilities are depreciated using the straight-line method based upon the shorter of estimated useful lives of the assets or the estimated life of each mine. Coal properties, as well as oil and natural gas properties, are depleted using the units-of-production method, based on estimated proven and probable reserves. Mine development costs are amortized using the units-of-production method, based on estimated proven and probable reserves. The Partnership assumes zero salvage values for its property, plant and equipment when depreciation and amortization are calculated. Gains or losses arising from sales or retirements are included in current operations.

Stripping costs incurred in the production phase of a mine for the removal of overburden or waste materials for the purpose of obtaining access to coal that will be extracted are variable production costs that are included in the cost of inventory produced and extracted during the period the stripping costs are incurred. The Partnership defines a surface mine as a location where the Partnership utilizes operating assets necessary to extract coal, with the geographic boundary determined by property control, permit boundaries, and/or economic threshold limits. Multiple pits that share common infrastructure and processing equipment may be located within a single surface mine boundary, which can cover separate coal seams that typically are recovered incrementally as the overburden depth increases. In accordance with the accounting guidance for extractive mining activities, the Partnership defines a mine in production as one from which saleable minerals have begun to be extracted (produced) from an ore body, regardless of the level of production; however, the production phase does not commence with the removal of de minimis saleable mineral material that occurs in conjunction with the removal of overburden or waste material for the purpose of obtaining access to an ore body. The Partnership capitalizes only the development cost of the first pit at a mine site that may include multiple pits.

For the Partnership’s oil and natural gas investments, the Partnership uses the full cost method of accounting for oil and natural gas operations. Accordingly, all costs, including nonproductive costs and certain general and administrative costs directly associated with acquisition, exploration and development of oil and natural gas properties, are capitalized. Under the full cost method of accounting, the Partnership is required to perform a ceiling test each quarter. The test determines a limit, or cost center ceiling, on the book value of the oil and natural gas properties. Net capitalized costs are limited to the lower of unamortized cost or the cost center ceiling. The cost center ceiling is defined as the sum of (a) estimated future net revenues, discounted at 10% per annum, from proved reserves, based on the 12-month unweighted average of the first-day-of-the-month price during the applicable year, excluding the estimated abandonment costs for properties with asset retirement obligations recorded on the balance sheet, (b) the cost of properties not being amortized, if any, and (c) the lower of cost or market value of unproved properties included in the cost being amortized. If the net book value exceeds the ceiling, an impairment or noncash writedown is required. Such capitalized costs, including the estimated future development costs and site remediation costs of proved undeveloped properties are depleted by an equivalent units-of-production method, converting gas to barrels at the ratio of six Mcf of natural gas to one barrel of oil. No gain or loss is recognized upon the disposal of oil and natural gas properties, unless such dispositions significantly alter the relationship between capitalized costs and proven oil and natural gas reserves. Oil and natural gas properties not subject to amortization are detailed in Note 5. These costs are reviewed quarterly by the Partnership for impairment. If impairment has occurred, the portion of cost in excess of the current value is transferred to the cost of oil and natural gas properties subject to amortization. Factors considered by the Partnership in its impairment assessment include drilling results by the operators on the Partnership’s oil and natural gas properties, the terms of oil and natural gas leases not held by production, and available funds for exploration and development.

Asset Impairments For Coal Properties, Mine Development Costs And Other Coal Mining Equipment And Related Facilities

Asset Impairments for Coal Properties, Mine Development Costs and Other Coal Mining Equipment and Related Facilities.  The Partnership follows the accounting guidance on the impairment or disposal of property, plant and equipment for its coal mining assets, which requires that projected future cash flows from use and disposition of assets be compared with the carrying amounts of those assets when potential impairment is indicated. When the sum of projected undiscounted cash flows is less than the carrying amount, impairment losses are recognized. In determining such impairment losses, the Partnership must determine the fair value for the coal mining assets in question in accordance with the applicable fair value accounting guidance. Once the fair value is determined, the appropriate impairment loss must be recorded as the difference between the carrying amount of the coal mining assets and their respective fair values. Also, in certain situations, expected mine lives are shortened because of changes to planned operations or changes in coal reserve estimates. When that occurs and it is determined that the mine’s underlying costs are not recoverable in the future, reclamation and mine closing obligations are accelerated and the mine closing accrual is increased accordingly. To the extent it is determined that coal asset carrying values will not be recoverable during a shorter mine life, a provision for such impairment is recognized. During 2013, the Partnership recorded an impairment loss of $1.7 million related to its McClane Canyon mining complex in Colorado. See Note 6 for more information on this impairment loss. There were no impairment losses recorded during the years ended December 31, 2012 and 2011.

Debt Issuance Costs

Debt Issuance Costs.  Debt issuance costs reflect fees incurred to obtain financing and are amortized (included in interest expense) using the effective interest method over the life of the related debt. Debt issuance costs are included in other non-current assets.

Asset Retirement Obligations

Asset Retirement Obligations.  The accounting guidance for asset retirement obligations addresses asset retirement obligations that result from the acquisition, construction or normal operation of long-lived assets. This guidance requires companies to recognize asset retirement obligations at fair value when the liability is incurred or acquired. Upon initial recognition of a liability, an amount equal to the liability is capitalized as part of the related long-lived asset and allocated to expense over the useful life of the asset. The Partnership has recorded the asset retirement costs for its mining operations in coal properties. In addition, the Partnership has recorded asset retirement costs for its proportionate share of its oil and natural gas investments, which are included in oil and natural gas properties.

The Partnership estimates its future cost requirements for reclamation of land where it has conducted surface and underground mining operations, based on its interpretation of the technical standards of regulations enacted by the U.S. Office of Surface Mining, as well as state regulations. These costs relate to reclaiming the pit and support acreage at surface mines and sealing portals at underground mines. Other reclamation costs are related to refuse and slurry ponds, as well as holding and related termination/exit costs.

The Partnership expenses contemporaneous reclamation which is performed prior to final mine closure. The establishment of the end of mine reclamation and closure liability is based upon permit requirements and requires significant estimates and assumptions, principally associated with regulatory requirements, costs and recoverable coal reserves. Annually, the Partnership reviews its end of mine reclamation and closure liability and makes necessary adjustments, including mine plan and permit changes and revisions to cost and production levels to optimize mining and reclamation efficiency. When a mine life is shortened due to a change in the mine plan, mine closing obligations are accelerated, the related accrual is increased and the related asset is reviewed for impairment, accordingly.

The adjustments to the liability from annual recosting reflect changes in expected timing, cash flow and the discount rate used in the present value calculation of the liability. Each respective year includes a range of discount rates that are dependent upon the timing of the cash flows of the specific obligations. Changes in the Partnership’s asset retirement obligations for the year ended December 31, 2013 were calculated with discount rates that ranged from 2.3% to 5.6%. Changes in the asset retirement obligations for the year ended December 31, 2012 were calculated with discount rates that ranged from 3.2% to 5.3%. Changes in the asset retirement obligations for the year ended December 31, 2011 were calculated with discount rates that ranged from 4.2% to 7.0%. The discount rates changed in each respective year due to changes in applicable market indicators that are used to arrive at an appropriate discount rate. Other recosting adjustments to the liability are made annually based on inflationary cost increases or decreases and changes in the expected operating periods of the mines. The related inflation rate utilized in the recosting adjustments was 2.3 % for 2013 and 2012, and 2.5% for 2011.

Workers' Compensation Benefits

Workers’ Compensation Benefits.  Certain of the Partnership’s subsidiaries are liable under federal and state laws to pay workers’ compensation and coal workers’ pneumoconiosis (“black lung”) benefits to eligible employees, former employees and their dependents. The Partnership currently utilizes an insurance program and state workers’ compensation fund participation to secure its on-going obligations depending on the location of the operation. Premium expense for workers’ compensation benefits is recognized in the period in which the related insurance coverage is provided.

The Partnership’s black lung benefit liability is calculated using the service cost method that considers the calculation of the actuarial present value of the estimated black lung obligation. The actuarial calculations using the service cost method for the Partnership’s black lung benefit liability are based on numerous assumptions including disability incidence, medical costs, mortality, death benefits, dependents and interest rates.

In addition, the Partnership’s liability for traumatic workers’ compensation injury claims is the estimated present value of current workers' compensation benefits, based on actuarial estimates. The actuarial estimates for the Partnership’s workers’ compensation liability are based on numerous assumptions including claim development patterns, mortality, medical costs and interest rates.

See Note 12 for more information on the Partnership’s workers’ compensation and black lung liabilities and expense.

Revenue Recognition

Revenue Recognition.  Most of the Partnership’s revenues are generated under long-term coal sales contracts with electric utilities, industrial companies or other coal-related organizations, primarily in the eastern United States. Revenue is recognized and recorded when shipment or delivery to the customer has occurred, prices are fixed or determinable and the title or risk of loss has passed in accordance with the terms of the sales agreement. Under the typical terms of these agreements, risk of loss transfers to the customers at the mine or port, when the coal is loaded on the rail, barge, truck or other transportation source that delivers coal to its destination. Advance payments received are deferred and recognized in revenue as coal is shipped and title has passed.

Coal sales revenues also result from the sale of brokered coal produced by others. The revenues related to brokered coal sales are included in coal sales revenues on a gross basis and the corresponding cost of the coal from the supplier is recorded in cost of coal sales in accordance with the revenue recognition accounting guidance on principal agent considerations.

Freight and handling costs paid directly to third‑party carriers and invoiced to coal customers are recorded as freight and handling costs and freight and handling revenues, respectively.

Other revenues generally consist of coal royalty revenues, limestone sales, coal handling and processing, oil and natural gas revenues, rebates and rental income. Coal royalty revenues are recognized on the basis of tons of coal sold by the Partnership’s lessees and the corresponding gross revenues from those sales. The leases are based on (1) minimum monthly or annual payments, (2) a minimum dollar royalty per ton and/or a percentage of the gross sales price, or (3) a combination of both. Coal royalty revenues are recorded from royalty reports submitted by the lessee, which are reconciled and subject to audit by the Partnership. Most of the Partnership’s lessees are required to make minimum monthly or annual royalty payments that are recoupable over certain time periods, generally two years. If tonnage royalty revenues do not meet the required minimum amount, the difference is paid as a deficiency. These deficiency payments received are recognized as an unearned revenue liability because they are generally recoupable over certain time periods. When a lessee recoups a deficiency payment through production, the recouped amount is deducted from the unearned revenue liability and added to revenue attributable to the coal royalty revenue in the current period. If a lessee does not recoup a deficiency paid during the allocated time period, the recoupment right lost becomes revenue in the current period and is deducted from the liability.

With respect to other revenues recognized in situations unrelated to the shipment of coal or coal royalties, the Partnership carefully reviews the facts and circumstances of each transaction and does not recognize revenue until the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the seller’s price to the buyer is fixed or determinable and collectibility is reasonably assured. Advance payments received are deferred and recognized in revenue when earned.

Equity-Based Compensation

Equity‑Based Compensation.  The Partnership applies the provisions of ASC Topic 718 to account for any unit awards granted to employees or directors. This guidance requires that all share‑based payments to employees or directors, including grants of stock options, be recognized in the financial statements based on their fair value. The General Partner has currently granted restricted units and phantom units to directors and certain employees of the General Partner and Partnership that contain only a service condition. The fair value of each restricted unit and phantom unit award was calculated using the closing price of the Partnership’s common units on the date of grant.

With the vesting of the first portion of the employees’ awards in early April 2011, the Compensation Committee of the board of directors of the General Partner elected to pay some of the awards in cash or a combination of cash and common units. This election was a change in policy from December 31, 2010 since management had previously planned to settle all employee awards with units upon vesting as per the grant agreements. This policy change resulted in a modification of all employee awards from equity to liability classification as of March 31, 2011 and all new awards granted thereafter. Thus, the employee awards are required to be marked-to-market each reporting period until they are vested. Restricted unit awards granted to directors of the General Partner are considered nonemployee equity‑based awards since the directors are not elected by unitholders. Thus, these director awards are also required to be marked-to-market each reporting period until they are vested. Expense related to unit awards is recorded in the selling, general and administrative line of the Partnership’s consolidated statements of operations and comprehensive income.

Derivative Financial Instruments

Derivative Financial Instruments.  On occasion, the Partnership uses diesel fuel forward contracts to manage the risk of fluctuations in the cost of diesel fuel. The Partnership’s diesel fuel forward contracts qualify for the normal purchase normal sale (“NPNS”) exception prescribed by the accounting guidance on derivatives and hedging, based on management’s intent and ability to take physical delivery of the diesel fuel. The Partnership did not have any diesel fuel forward contracts as of December 31, 2013.

Investment In Joint Ventures

Investment in Joint Ventures.  Investments in joint ventures are accounted for using the consolidation, equity method or cost basis depending upon the level of ownership, the Partnership’s ability to exercise significant influence over the operating and financial policies of the investee and whether the Partnership is determined to be the primary beneficiary of a variable interest entity. Equity investments are recorded at original cost and adjusted periodically to recognize the Partnership’s proportionate share of the investees’ net income or losses after the date of investment. Any losses from the Partnership’s equity method investment are absorbed by the Partnership based upon its proportionate ownership percentage. If losses are incurred that exceed the Partnership’s investment in the equity method entity, then the Partnership must continue to record its proportionate share of losses in excess of its investment. Investments are written down only when there is clear evidence that a decline in value that is other than temporary has occurred.

In May 2008, the Operating Company entered into a joint venture, Rhino Eastern, with an affiliate of Patriot to acquire the Eagle mining complex. To initially capitalize the Rhino Eastern joint venture, the Operating Company contributed approximately $16.1 million for a 51% ownership interest in the joint venture and accounts for the investment in Rhino Eastern and its results of operations under the equity method. The Partnership considers the operations of this entity to comprise a reporting segment (“Eastern Met”) and has provided additional detail related to this operation in Note 21, “Segment Information.”

In determining that the Partnership was not the primary beneficiary of the variable interest entity for the years ended December 31, 2013, 2012 and 2011, the Partnership performed a qualitative and quantitative analysis based on the controlling economic interests of the Rhino Eastern joint venture. This included an analysis of the expected economic contributions of the joint venture. The Partnership concluded that it is not the primary beneficiary of Rhino Eastern primarily because of certain contractual arrangements by the joint venture with Patriot and the fact that the Rhino Eastern joint venture is managed by a committee of an equal number of representatives from Patriot and us. Mandatory pro rata additional contributions not to exceed $10 million in the aggregate could be required of the joint venture partners which the Partnership would be obligated to fund based upon its 51% ownership interest.

As of December 31, 2013 and 2012, the Partnership has recorded its equity method investment of $19.4 million and $21.4 million, respectively, in the Rhino Eastern joint venture as a long-term asset. During 2013, the Partnership contributed additional capital based upon its ownership share to the Rhino Eastern joint venture in the amount of $2.3 million. The Partnership did not contribute any additional capital during 2012. As disclosed in Note 19 “Related Party and Affiliate Transactions”, during 2012 and 2011, the Partnership provided loans to Rhino Eastern totaling approximately $11.9 million and $5.8 million, respectively, which were fully repaid as of December 31, 2012 and 2011.

On July 9, 2012, Patriot filed for Chapter 11 bankruptcy protection. Patriot successfully exited bankruptcy in December 2013 and normal operations have continued at the Rhino Eastern joint venture.

In March 2012, the Partnership made an initial investment of approximately $0.1 million in a new joint venture, Timber Wolf Terminals LLC (“Timber Wolf”), with affiliates of Wexford.  Timber Wolf was formed to construct and operate a condensate river terminal that will provide barge trans-loading services for parties conducting activities in the Utica Shale region of eastern Ohio.  The initial investment was the Partnership’s proportionate minority ownership share to purchase land for the construction site of the condensate river terminal. Timber Wolf had no operating activities during the years ended December 31, 2013 and 2012 and the Partnership will initially include any operating activities of Timber Wolf in its Other category for segment reporting purposes.

In December 2012, the Partnership made an initial investment of approximately $2.0 million in a new joint venture, Muskie Proppant LLC, with affiliates of Wexford Capital. Muskie was formed to provide sand for fracking operations to drillers in the Utica Shale region and other oil and natural gas basins in the U.S. During 2013, the Partnership contributed additional capital based upon its ownership share to the Muskie joint venture in the amount of $0.5 million. As disclosed in Note 19 “Related Party and Affiliate Transactions”, during 2013 the Partnership provided a loan to Muskie totaling approximately $0.2 million which remained outstanding as of December 31, 2013. In addition, the Partnership recorded its proportionate portion of operating losses for 2013 and 2012, approximately $0.5 million and $0.3 million, respectively, for Muskie. As of December 31, 2013 and 2012, the Partnership has recorded its equity method investment of $1.8 million and $1.7 million, respectively, in the Muskie joint venture as a long-term asset. The Partnership initially included Muskie in its Other category for segment reporting purposes, but Muskie is included in the Partnership’s Oil and Natural Gas segment beginning with December 31, 2013 reporting. See Note 21 for information on the Partnership’s reportable segments.

Income Taxes	Income Taxes. The Partnership is considered a partnership for income tax purposes. Accordingly, the partners report the Partnership’s taxable income or loss on their individual tax returns.
Loss Contingencies

Loss Contingencies.  In accordance with the guidance on accounting for contingencies, the Partnership records loss contingencies at such time that an unfavorable outcome becomes probable and the amount can be reasonably estimated. When the reasonable estimate is a range, the recorded loss is the best estimate within the range. If no amount in the range is a better estimate than any other amount, the minimum amount of the range is recorded. The Partnership discloses information concerning loss contingencies for which an unfavorable outcome is probable. See Note 15, “Commitments and Contingencies,” for a discussion of such matters.

Management's Use Of Estimates

Management’s Use of Estimates.  The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recently Issued Accounting Standards

Recently Issued Accounting Standards.    In February 2013, the FASB issued ASU No. 2013-02, “Comprehensive Income (Topic 220) Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income”. This ASU requires preparers to report, in one place, information about reclassifications out of accumulated other comprehensive income (“AOCI”). The ASU also requires companies to report changes in AOCI balances. For significant items reclassified out of AOCI to net income in their entirety in the same reporting period, reporting (either on the face of the statement where net income is presented or in the notes) is required about the effect of the reclassifications on the respective line items in the statement where net income is presented. For items that are not reclassified to net income in their entirety in the same reporting period, a cross reference to other disclosures currently required under U.S. GAAP (e.g., pension amounts that are included in inventory) is required in the notes. The above information must be presented in one place (parenthetically on the face of the financial statements by income statement line item or in a note). Public companies must provide the information required by the ASU (e.g., changes in AOCI balances and reclassifications out of AOCI) in interim and annual periods. For public companies, the ASU is effective for fiscal years and interim periods within those years beginning after 15 December 2012, or the first quarter of 2013 for calendar-year companies. The Partnership has included the required disclosures of ASU 2013-02 in this Report on Form 10-K and this ASU did not have a material effect on the Partnership.